UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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American Community Properties Trust
_____________________________________________________________________________________
(Name of Registrant as Specified in its Charter)

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AMERICAN COMMUNITY PROPERTIES TRUST
222 SMALLWOOD VILLAGE CENTER
ST. CHARLES, MD 20602

NOTICE OF 2004 ANNUAL MEETING OF
SHAREHOLDERS AND PROXY STATEMENT

April 23, 2004

Dear Shareholders:

On behalf of the officers and trustees of American Community Properties Trust (the "Company"), you are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 10:00 a.m. EDT, on Wednesday, June 9, 2004, at the Holiday Inn, James Craik Room, 45 St. Patrick's Drive, St. Charles, Maryland.

At the meeting, shareholders of the Company will be asked to consider and act upon the election of two trustees to serve until 2007 as described in the accompanying formal Notice of Meeting and Proxy Statement.

The trustees of the Company unanimously recommend that all shareholders of the Company vote in favor of the proposal presented. Your vote is important regardless of the number of shares you own. We strongly encourage all shareholders of the Company to participate by voting their shares by proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed proxy as soon as possible. If you do attend the meeting, you may still vote in person.

Sincerely,

/s/ J. Michael Wilson

J. Michael Wilson
Chairman and
Chief Executive Officer

AMERICAN COMMUNITY PROPERTIES TRUST
222 SMALLWOOD VILLAGE CENTER
ST. CHARLES, MD 20602

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 9, 2004

TO THE SHAREHOLDERS OF AMERICAN COMMUNITY PROPERTIES TRUST:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Community Properties Trust (the "Company") will be held on Wednesday, June 9, 2004, at 10:00 a.m. EDT at the Holiday Inn, James Craik Room, 45 St. Patrick's Drive, St. Charles, Maryland, for the following purposes:

    To elect two trustees of the Company to serve until the Annual Meeting of Shareholders in 2007; and

    To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on April 8, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Shareholders are invited to attend the meeting. Whether or not you expect to attend, we urge you to sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope. If you attend the meeting, you may vote your shares in person, which will revoke any previously executed proxy.

If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Trustees

Cynthia L. Hedrick
Secretary

St. Charles, Maryland
April 23, 2004

AMERICAN COMMUNITY PROPERTIES TRUST
222 SMALLWOOD VILLAGE CENTER
ST. CHARLES, MD 20602

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 9, 2004

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of American Community Properties Trust, a Maryland real estate investment trust (the "Company" or "ACPT"), for the 2004 Annual Meeting of the shareholders of the Company (the "2004 Annual Meeting") to be held at the Holiday Inn, James Craik Room, 45 St. Patrick's Drive, St. Charles, Maryland on Wednesday, June 9, 2004 at 10:00 a.m. EDT. The Notice of the 2004 Annual Meeting, this proxy statement and the accompanying proxy are first being mailed on or about April 23, 2004 to shareholders of record of the Company's common shares ("Common Shares") as of the close of business on April 8, 2004. You can ensure that your shares are voted at the meeting by signing, dating and promptly returning the enclosed proxy card in the envelope provided. Each share entitles the registered holder to one vote. As of April 8, 2004, there were 5,191,554 Common Shares outstanding and entitled to vote at the 2004 Annual Meeting. Sending in a signed proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is voted by notifying the Secretary of the Company in writing, or by executing a subsequent proxy, which revokes your previously executed proxy. Additionally, if you attend the meeting, you may vote your shares in person, which will revoke any previously executed proxy.

At the 2004 Annual Meeting, shareholders will have the opportunity to elect two trustees to serve until the Annual Meeting in 2007; and to transact such other business as may properly come before the meeting.

The Company's principal executive offices are located at 222 Smallwood Village Center, St. Charles, Maryland, 20602.

VOTING OF PROXIES

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election of all nominees for trustee. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the 2004 Annual Meeting constitutes a quorum. The election of trustees requires the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote at the 2004 Annual Meeting.

ELECTION OF TRUSTEES

At the 2004 Annual Meeting, the shareholders will be voting for two nominees to serve as trustees until the Annual Meeting in 2007. The two nominees for election until the 2007 Annual Meeting are J. Michael Wilson and Thomas J. Shafer. Mr. Wilson has been a trustee since March 1997. Mr. Shafer has been a trustee since August 1998. Information regarding the Board's nominees for trustees is set forth below. Information regarding the other trustees whose terms expire in 2005 and 2006 is also set forth below.

Pursuant to the Company's Bylaws, the Board of Trustees consists of not less than three nor more than nine trustees, with the present number of trustees set at six. The Board of Trustees is divided into three classes serving staggered terms, with each class consisting of one-third of the total number of trustees.

The accompanying proxy, if signed and returned, will be voted for election of the Board's nominees unless contrary instructions are given. If the Board's nominees are unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the number of nominees is reduced by the Board of Trustees, for such other person as the Board of Trustees may designate.

Vote Required and Recommendation of the Board of Trustees

When a quorum is present, the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote at the 2004 Annual Meeting shall be required for the election of trustees. A properly executed proxy marked to withhold authority with respect to the election of a trustee nominee will not be voted with respect to such nominee, although it will be counted for purposes of determining whether there is a quorum. Accordingly, "withhold authority" votes will have the effect of a vote against the election of the nominee.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF MR. J. MICHAEL WILSON AND MR. THOMAS J. SHAFER AS TRUSTEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

Nominees for Election to the Board of Trustees for a Three-Year Term to Expire at the 2007 Annual Meeting of Shareholders

J. Michael Wilson, 38. Mr. Wilson has been a trustee of the Company since March 1997. He has been Chairman and Chief Executive Officer of the Company since July 1998. Mr. Wilson was a Director of Interstate General Management Corporation ("IGMC") from 1996 to 1998 and from January 1997 to November 1998 was Vice Chairman, Secretary, and Chief Financial Officer of Interstate General Company L.P. ("IGC"), predecessor to the Company. He has been President and Chief Operating Officer of Interstate Business Corporation ("IBC"), a general partner of IGC, since 1994 and a Director of IBC since 1991. He served as Vice President of IBC from 1991 to 1994. He has been a director of Wilson Securities Corporation since 1991, and President since March 1996. He was Vice President of Wilson Securities Corporation from 1991 to 1996. He has been Vice President of Interstate Waste Technologies, a subsidiary of IGC, since 1994.

Thomas J. Shafer, 74. Mr. Shafer has been a trustee of the Company since August 1998. He is a registered professional engineer specializing in real estate evaluation and land development. Prior to his retirement in 1997, he was a partner in Whitman, Requardt and Associates, LLP ("Whitman Requardt"), an engineering and architectural firm from 1976 through 1997 and its managing partner from 1989 through 1997. He was a director of IGMC from January 1998 to June 2000. He is a member of the Urban Land Institute, the American Society of Professional Engineers and numerous other technical organizations. Whitman Requardt has provided engineering services to the Company for St. Charles for over thirty years.

Members of the Board of Trustees Continuing in Office with a Term to Expire at the 2005 Annual Meeting of Shareholders

T. Michael Scott, 45. Mr. Scott has been a trustee of the Company since December 1999. Mr. Scott has served as President of Cambridge Holdings, a real estate company, in Fairfax County, Virginia since 1992. He has been a principle of the Cambridge companies since 1986. Mr. Scott serves on the Board of Directors of Tier Technologies, Inc. a NASDAQ traded company. He is a member of the National Association of Industrial and Office Properties and serves on the Executive Committee of the Washington/Baltimore Chapter of the Young President's Organization. He received a B.S. in Engineering from Cornell University and an MBA from Harvard University.

Thomas S. Condit, 62. Mr. Condit has been a trustee of the Company since January 2003. He served as President and Chief Executive Officer of Craver, Mathews, Smith & Co., Inc., a fundraising and membership development firm, from 1993 to 1995. Prior to his retirement in 1992, he served as President and Chief Executive Officer of the National Cooperative Bank in Washington, D.C. He has extensive experience in mortgage banking, investment banking, consumer financial services, federally insured depository services, and community economic development. He earned his juris doctorate from the National Law Center at George Washington University, and a Bachelor of Arts degree from Stanford University.

Members of the Board of Trustees Continuing in Office with a Term to Expire at the 2006 Annual Meeting of Shareholders

Edwin L. Kelly, 62. Mr. Kelly has been a trustee of the Company since March 1997. He has been President and Chief Operating Officer of the Company since July 1998. Mr. Kelly was President and Chief Operating Officer of IGC and IGMC, managing general partner of IGC, from 1997 to 1998. Prior to that, he served as Senior Vice President and Treasurer of IGC and Senior Vice President of IGMC since their formation in 1986. He has served in various executive positions with IGC and its predecessor companies since 1974, including as a Director of IGMC from 1986 to 1998.

Antonio Ginorio, 61. Mr. Ginorio has been a trustee of the Company since January 2001. Prior to his retirement in 2000, he was a Senior Audit Partner in the San Juan Office of Pricewaterhouse Coopers, a globally-recognized public accounting firm, for 36 years. He has extensive audit experience in banking, manufacturing, retail and real estate.

BOARD AND COMMITTEE MATTERS

Requirements of Board Members

Pursuant to the Company's Declaration of Trust not fewer than two of the members of the Board of Trustees must be persons who are not employed by (i) the Company, (ii) any Affiliate of the Company, or (iii) a member of the family of James J. Wilson, the President and Chief Executive Officer of IGC.

During the fiscal year 2003, the Board of Trustees held four regular meetings and three special meetings. No trustee of the Company attended fewer than 75% of the total meetings of the Board and Committee meetings on which such member served during such period. Five of the six members of our Board attended last year's annual meeting.

Compensation of Trustees

The Company pays its trustees who are not employees of the Company or any of its Affiliates fees for services as trustees. Trustees receive fees of $6,500 per quarter plus $1,400 per Board meeting and out of pocket travel reimbursements for meeting attendance.

Pursuant to a consulting agreement between the Company and Thomas J. Shafer, Mr. Shafer provides engineering and consulting services to the Company. During 2003, Mr. Shafer was paid $3,500 per month for these services. The agreement may be terminated by either party on thirty days' notice.

Trustee Share Incentive Plan. The Trustee Share Incentive Plan authorizes the Board of Trustees, in its discretion, to grant to eligible trustees, awards of the same type and terms as the awards available under the Employee Share Incentive Plan discussed in this Proxy Statement under "Executive Compensation". Only trustees who are not employees of ACPT or any affiliated company are eligible to receive awards under the Trustee Share Incentive Plan. An aggregate of 52,000 Common Shares has been reserved for issuance under the Trustee Share Incentive Plan. During 2001, Thomas J. Shafer, T. Michael Scott and Antonio Ginorio were awarded 10,000 Rights each that entitle the holder to receive upon exercise an amount payable in cash, common shares or other property equal to the difference between the market value of common shares and a base price fixed on the date of grant. The base price is $4.00 per Right and 2,000 Rights vest each year for five years commencing in 2002.

Committees of the Board

The Board of Trustees established the following standing committees on January 4, 1999:

Audit Committee. The Audit Committee consists of three members, each of whom qualifies as an independent trustee under the American Stock Exchange's listing requirements. The responsibilities of the Audit Committee include the appointment and termination of the independent public auditors, reviewing with the independent public auditors the plans for and results of the annual audit engagement, approval of any other professional services provided by the independent public auditors, approval of the fees paid to the independent public auditors for audit and non-audit services, and periodically reviewing, with the assistance of the independent public auditors, the adequacy of ACPT's internal accounting controls. The members of the Audit Committee for 2003 were Messrs. Ginorio (Chairman), Scott and Condit. A copy of the Audit Committee's Charter is attached hereto as Appendix A. The Audit Committee held seven meetings during the year ended December 31, 2003. In March 2003, Mr. Condit was elected to the Audit Committee and Mr. Shafer resigned from the Audit Committee.

Compensation Committee. The Compensation Committee consists of no fewer than two members, each of whom is an independent trustee as defined by the requirements of the American Stock Exchange. The Compensation Committee is responsible for the administration of the Share Incentive Plan and for approving the compensation of the executive officers of ACPT, including the CEO. The members of the Compensation Committee are Messrs. Shafer, Ginorio, Scott and Condit for 2003. None of the members of the Compensation Committee is or has been an officer or employee of the Company. The Compensation Committee met once during 2003.

Nominating Committee. The Board of Trustees does not have a standing nominating committee and has not adopted a charter for the nominations function. Given the size of our company we have chosen to assign this function to the independent trustees: Messrs. Shafer, Ginorio, Scott and Condit. The Board is currently developing a formal policy for considering and endorsing candidates recommended by shareholders. The policy will be finalized by the Annual Meeting.

Nominations by Shareholders. Pursuant the By-laws, a shareholder of record may submit to us the name of any person whom the shareholder wishes to nominate as a candidate for election to the Board. In general, such a submission must be received by our corporate secretary at our principal office not less than 60 days and nor more than 90 days prior to the first anniversary of the preceding year's annual shareholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee's consent to be named as a nominee and to serve if elected. The shareholder must also provide information about his or her identity and the number of shares owned.

Principal Accountant Fees and Services

In May 2002 the Board of Trustees of the Company, upon recommendation of its Audit Committee, ended the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public auditors and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent public auditors for the fiscal year ended December 31, 2002. Ernst & Young continued to serve in the role as the Company's independent public auditors for the fiscal year 2003. Arthur Andersen's report on our consolidated financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2001 and through May 15, 2002: (i) there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on our consolidated financial statements for such period; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During 2001 and through the date of the appointment of Ernst & Young, the Company did not consult Ernst & Young with respect to any matter identified in Item 304(a)(2) of Regulation S-K.

All services provided by Arthur Andersen for the period January 1, 2002 through May 15, 2002, and by Ernst & Young for the period May 15, 2002 through December 31, 2003 were authorized by the Audit Committee. Services provided in 2002 and 2003 by our independent auditors resulted in fees of:

	2003	2002
	Ernst & Young	Arthur Andersen	Ernst & Young

Audit Fees	$442,700	$10,500	$367,575
Audit-Related Fees	$ 53,150	$ -	$ 14,850
Tax Fees	$ 82,325	$ 1,500	$ 81,430
Other Fees	$ -	$ -	$ -

Audit Fees

Fees for audit services include fees associated with the annual audit, and reviews of the Company's quarterly reports on Form 10-Q.

Audit-Related Fees

Fees for audit-related services include the audit of the Retirement Benefit Plan, audit and 8-K filing review in connection with the acquisition of apartment partnerships in January 2003, as well as advisory services on accounting matters related to FASB Interpretation 46.

Tax Fees

Fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees

We did not engage the independent auditor to provide "other services" for us in 2003 nor in 2002.

Pre-Approval Policies and Procedures

The Audit Committee adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. The policy states that the Audit Committee must pre-approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee reports that all services rendered in fiscal year 2003 were pre-approved and were in accordance with the Company's policy as well as the corporate governance guidelines of maintaining auditor independence.

Appointment of Principal Independent Auditor for 2004

The Audit Committee of the Board of Trustees has appointed Ernst & Young as the Company's principal independent auditor for fiscal 2004. Ernst & Young, a firm of independent public accountants, has served as the Company's principal independent auditor since May 15, 2002. Ernst & Young will examine and report to shareholders on the consolidated financial statements of the Company and its subsidiaries.

Representatives of Ernst & Young will be present at the annual meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to questions.

Audit Committee Financial Expert

The Board of Trustees has determined that each member of the Audit Committee is, as required by AMEX rules, able to read and understand fundamental financial statements and that at least one member of the committee, Mr. Ginorio, Chairman, is "financially sophisticated" under the AMEX rules and is an "audit committee financial expert" under the applicable provisions as defined in Item 401(h)(2) of Regulation S-K.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and letters required by the Independence Standards Board (including Independence Standards Board Standard No. 1) that were received by the Committee, and considered the compatibility of non-audit services with the auditors' independence. The Committee has concluded that the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

The Committee held seven meetings during fiscal year 2003. The members of the Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the American Stock Exchange listing standards and Rule 10A-3 of the Exchange Act.

Antonio Ginorio, Audit Committee Chairman
Thomas C. Condit, Audit Committee Member
T. Michael Scott, Audit Committee Member

March 24, 2004

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") during the Company's last three fiscal years.
				Long-Term Compensation
		Annual Compensation		Awards
Name & Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options/SAR's #	All Other Compensation ($)(1)

J. Michael Wilson (2)	2003	190,000	50,000	--	--
Chairman & Chief	2002	180,000	10,000	--	--
Executive Officer	2001	90,000	10,000	--	--

Edwin L. Kelly	2003	330,300	50,000	--	17,841
President & Chief	2002	320,200	20,000	--	17,961
Operating Officer	2001	315,200	10,000	30,000	10,384

Carlos R. Rodriguez	2003	230,300	30,000	--	17,841
Executive Vice	2002	225,300	--	--	17,961
President	2001	225,300	--	25,000	10,384

Paul Resnik	2003	220,300	--	--	17,841
Senior Vice President	2002	220,200	3,000	--	17,961
	2001	215,200	--	10,000	10,384

Jorge Garcia Massuet	2003	180,300	40,000	--	15,561
Vice President	2002	175,300	5,000	--	17,961
	2001	170,300	5,000	10,000	10,384

(1)	Reflects ACPT's contributions to Retirement Plan discussed below.
(2)	J. Michael Wilson, the CEO of ACPT and President of IBC, is on the payroll of IBC. ACPT reimburses IBC for his services provided to ACPT.

EMPLOYMENT AGREEMENTS

Mr. Kelly entered into an employment agreement (the "Employment Agreement") with American Rental Management Company ("American Management"), a wholly owned subsidiary of ACPT, on August 25, 1998. Pursuant to the Employment Agreement, Mr. Kelly will serve as President and Chief Operating Officer of the Company for an annual base salary of $275,000. The Employment Agreement provides for salary raises at the discretion of the Board of Trustees of ACPT. The Employment Agreement continues in effect until the death or resignation of the executive or his termination by American Management. Under the terms of the Employment Agreement, if Mr. Kelly's employment with American Management is terminated by American Management other than for "cause" (as defined in the Employment Agreement), or is terminated by the executive for "good reason" (as defined in the Employment Agreement) the terminated executive will be entitled to continue to receive his base salary for 24 months following the date of termination.

Mr. Resnik entered into a new employment agreement with American Management on November 10, 2003 whereby his previous employment agreement from August 25, 1998 was terminated. Pursuant to the terms of the new employment agreement, Mr. Resnik will serve as Senior Vice President of the Company and shall have the primary responsibility for acquiring rental properties in the United States to add to the existing real estate portfolio of ACPT and its subsidiaries for an annual base salary of $220,000. The new employment agreement provides for salary raises at the discretion of the Board of Trustees of ACPT. Employment under the new agreement continues in effect until the close of business October 31, 2006, at which point the terms and conditions of the agreement no longer apply and Mr. Resnik becomes an at-will employee of the Company. Under the terms of the new employment agreement, if Mr. Resnik's employment with American Management is terminated by American Management other than for "cause" (as defined in the new employment agreement), or is terminated by the executive upon breach by the Company, the terminated executive will be entitled to continue to receive his base salary and benefits for a period of 12 months following the date of termination. In the event that Mr. Resnik's employment is terminated pursuant to the reasons listed above, the Company shall pay up to $10,000 for Mr. Resnik to retain a mutually agreeable out-placement firm for up to one year following his termination.

SHARE OPTIONS AND SHARE APPRECIATION RIGHTS

Certain Named Executive Officers held incentive rights pursuant to ACPT's plan. The values at December 31, 2003 of these rights are reflected below.
AGGREGATED RIGHTS EXERCISED IN 2003 AND DECEMBER 31, 2003 RIGHTS VALUES
			Number of Securities Underlying Unexercised Rights at December 31, 2003	Value of Unexercised In-the-Money Rights at December 31, 2003
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable/Unexercisable (#)	Exercisable/Unexercisable ($)

J. Michael Wilson	--	--	--/--	--/--
Edwin L. Kelly	--	--	32,000/18,000	262,208/147,492
Carlos R. Rodriguez	--	--	12,400/15,000	101,606/122,910
Paul Resnik	--	--	29,000/6,000	237,626/49,164
Jorge Garcia Massuet	--	--	4,000/6,000	32,776/49,164

LONG-TERM INCENTIVE PLAN

Under the Share Incentive Plan, the Compensation Committee of the Board of Trustees may grant to key employees the following types of Share-based incentive compensation awards ("Awards"): (i) options to purchase a specified number of Common Shares ("Options"), (ii) forfeitable Common Shares that vest upon the occurrence of certain vesting criteria ("Restricted Shares"), or (iii) Share Appreciation Rights ("Rights") that entitle the holder to receive upon exercise an amount payable in cash, Common Shares or other property (or any combination of the foregoing) equal to the difference between the market value of Common Shares and a base price fixed on the date of grant. A total of 208,000 Common Shares has been reserved for issuance under the Share Incentive Plan.

The Share Incentive Plan authorizes the Compensation Committee to determine the exercise price and manner of payment for Options and the base price for Rights. The Compensation Committee also is authorized to determine the duration and vesting criteria for Awards, including whether vesting will be accelerated upon a change in control of ACPT.

RETIREMENT PLAN

ACPT established a retirement plan (the "Retirement Plan") for eligible employees of the Company. Employees are generally eligible to participate when they complete one year of service. Time of service performed for IGC, ACPT's predecessor, qualifies for the service requirement. Contributions from the Company to the plan are 5.7% of base salaries and wages not in excess of the U.S. Social Security taxable wage base, and 11.4% of salaries (limited to $200,000) that exceed that wage base.

In addition, the Retirement Plan contains a profit sharing provision allowing ACPT to award annual cash bonuses to the officers and employees in reasonable amounts reflecting their contributions to the Company. The awards are determined by the Compensation Committee. A portion of each bonus is contributed on behalf of the employee to the Retirement Plan. No annual cash bonuses were made under the Retirement Plan in 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Committee

The Compensation Committee consists of four independent members of the Board of Trustees including Thomas J. Shafer, Antonio Ginorio, T. Michael Scott, and Thomas S. Condit. The Compensation Committee is responsible for the administration of the Share Incentive Plan and for approving the compensation for all officers of ACPT.

Compensation Policy and Objectives

The policy of the Compensation Committee is to relate salary and bonuses to the performance of management and key individuals in meeting the long-term goals of the Company. These long term goals include maximizing shareholder value by increasing revenues, profits and return on invested capital while protecting and enhancing the assets of the Company. Promoting a culture of integrity, community relations, ethics and legal compliance is also an important duty of management. One of the principle strategies in obtaining these goals is to minimize the risks associated with the cyclical nature of real estate holdings and land development by reducing recourse debt and securing long term financing at attractive interest rates.

The Compensation Committee established the executive salaries and bonuses based on business performance, general economic factors, and individual levels of responsibility, performance, and experience. Each of these factors are used in arriving at a meaningful analysis of how the Committee sets the salaries and bonuses for the CEO and other senior executive officers. The 2003 base salaries for the executive officers were derived from the Company's performance in 2002. In 2002, we saw an 18% increase in net income over 2001 and a 44% increase in net cash provided by operating activities. Despite the overwhelming increases in net income and net operating cash, our share price fell 12% from $6.25 to $5.49. The bonuses award to the executive officers were based on the overall performance of the Company in 2003, which was a positive one. Total revenues for the year increased 49% to $58,673,000 and net income increased 33% to $4,960,000. Additional efforts contributing to the Company's record year included the following: (i) The Company began financing long-term improvements using the proceeds from fifteen-year bonds issued by Charles County. This was accomplished through a settlement agreement negotiated with the County in the previous year. The completion of these improvements will enhance the value of the Company's land holdings in Charles County. (ii) The Company refinanced the mortgages of five apartment projects at significantly lower interest rates producing $11,000,000 in cash for the Company. (iii) All but one of the residential lots available for sale in the Fairway Village project were settled in 2003. In addition, 124 condominium units in the Parque Escorial project were settled and sold this year resulting in $3,600,000 in earnings for the Company. As a result of these efforts, the market price for the Company's shares increased during the year from $5.49 to $8.18, a gain of 49%.

Compensation of Executive Officers.

The Compensation Committee evaluated the performance of the five most highly compensated executive officers and determined the salary and bonuses of these individuals. J. Michael Wilson, CEO received a salary of $190,000 for the year 2003, an increase of $10,000 from his salary for the previous year. Mr. Wilson also serves as Chairman of the Board of Trustees without additional compensation. Edwin L. Kelly, President and COO, received a salary of $330,000, an increase of $10,000 from his salary for the previous year. For their outstanding contributions in meeting the goals of the Company, Mr. Wilson and Mr. Kelly were each awarded a bonus of $50,000.

Edwin L. Kelly, presented and recommended compensation packages to the Compensation Committee for Carlos Rodriguez, Jorge Garcia, and Paul Resnik. Carlos Rodriguez, Executive Vice President, received a salary of $230,000, an increase of $5,000 from his salary for the previous year. Jorge Garcia Massuet, Vice President, received a salary of $180,000, an increase of $5,000 from his salary for the previous year. For their efforts in accelerating the construction and settlement of the condominium units resulting in earnings exceeding the expected return and accomplishing the refinancing of the apartment units in Puerto Rico, Jorge Garcia Massuet was awarded a bonus of $40,000 and Carlos Rodriguez was awarded a bonus of $30,000. After evaluating the performance of Paul Resnik, Senior Vice President, the Committee determined that his salary should remain at $220,000 and he was not eligible for a bonus.

Compensation Committee
Thomas J. Shafer, Committee Chairman
Antonio Ginorio
T. Michael Scott
Thomas S. Condit

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company's Common Shares by each of the Company's trustees, the Company's Chief Executive Officer, each of the four most highly compensated executive officers who were serving as executive officers at the end of 2003, other than the Company's Chief Executive Officer, all trustees and current executive officers as a group and each person who is known by the Company to beneficially own more than five percent of any class of the Company's voting securities as of April 8, 2004. The Company has relied upon information supplied by its officers, trustees, and certain shareholders and upon information contained in filings with the SEC.
Name	Number of Shares of Common Stock Beneficially Owned	Percent of All Shares of Common Stock

J. Michael Wilson, (1)(2)(5)	107,747	2.08
Edwin L. Kelly	55,607	1.07
Paul Resnik	6,000	*
Carlos R. Rodriguez	--	--
Jorge Garcia Massuet	--	--
Thomas J. Shafer	5,000	*
T. Michael Scott	2,000	*
Antonio Ginorio	1,000	*
Thomas S. Condit	--	--
All trustees and executive officers of ACPT as a group (12 persons)(2)	177,529	3.42
Bessemer Interstate Corporation 630 Fifth Avenue New York, NY 10111	261,104	5.03
Robert Chapman (4) Continental Grand Plaza #411 300 N. Continental Blvd. El Segundo, CA 90245	587,600	11.32
Interstate Business Corporation (1)(3)(5) 222 Smallwood Village Center St. Charles, MD 20602	1,549,976	29.86
The Wilson Group (1) 222 Smallwood Village Center St. Charles, MD 20602	2,650,720	51.73
Wilson Securities Corporation (1)(3)(5) 222 Smallwood Village Center St. Charles, MD 20602	545,673	10.51

* Less than 1%.

  The Wilson Group is comprised of James J. Wilson, Barbara A. Wilson, their six children, J. Michael Wilson, Thomas B. Wilson, Kevin J. Wilson, Elizabeth W. Weber, Mary P. Wilson and Brian J. Wilson, Interstate Business Corporation, Wilson Securities Corporation and Wilson Family Limited Partnership. The Wilson Group, collectively has voting and dispositive control through direct and indirect ownership of 51.73% of ACPT's outstanding shares as reflected in the Wilson Family's Schedule 13D. The members of the group periodically meet to discuss matters relating to their ownership of ACPT and may from time to time act together with respect to the voting or disposition of common shares. However, there is no formal arrangement among the members of the group in regard to their voting and dispositive voting rights and, accordingly, the group members may not always act together with respect to the common shares.

  Includes 21,350 shares attributable to ACPT shares held by the Wilson Family Limited Partnership. J. Michael Wilson is a General Partner of the Wilson Family Limited Partnership. The management and control of the business and affairs of the partnership are vested jointly in the General Partners, thus J. Michael Wilson shares voting and dispositive power over Common Shares owned by the Wilson Family Limited Partnership.

  Owned by certain members of the Wilson Family, including J. Michael Wilson.

  Includes 14,900 shares of sole voting power and 572,700 shares of shared voting and dispositive power.

  These persons are members of the Wilson Group and their shares are also included with the Wilson Group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Payments to IBC for Services Provided by J. Michael Wilson.

J. Michael Wilson, the Chief Executive Officer ("CEO") of ACPT and President of IBC, is on the payroll of IBC. During 2003, ACPT reimbursed IBC $240,000 for his services provided to ACPT.

Apartment Management Services.

During 2003, ACPT provided management services to four apartment rental projects and two commercial properties in which ACPT is not the general partner and IBC or an IBC related entity holds an ownership interest. The management contracts provided for fees ranging from 2.5% to 5% of rents. Total fees earned from these properties in 2003 were $718,000. IBC is owned by the J. Michael Wilson Family, beneficial owners of 52% of ACPT's outstanding shares.

Apartment Acquisitions

On January 23, 2003, American Housing Properties L.P. ("AHP"), a wholly owned subsidiary of the ACPT, completed its acquisition of a 95 percent ownership interest in two partnerships that own apartment units. AHP contributed a total of $1,600,000 to Coachman's Limited Partnership ("Coachman's") and Village Lake Apartments Limited Partnership ("Village Lake"), both Maryland limited partnerships, in exchange for a 10 percent general partner and 85 percent limited partner interest in both partnerships. IBC retained the remaining 5% general partner interests. IBC is owned by the J. Michael Wilson Family, beneficial owners of 52% of ACPT's outstanding shares.

Support Services Provided IGC and Equus.

During the transition period following the restructuring of the Company in 1998, the Company provided land development, accounting, tax, human resources, payroll processing and other miscellaneous administrative support services to IGC. ACPT is currently providing limited office support services to IGC on a cost reimbursement basis. During 2002 and the first quarter of 2003, IGC was billed $22,000 and $5,000, respectively, for these services. As of December 31, 2003, $1,000 of accrued fees was unpaid. No services were provided by ACPT to Equus during 2003 or the first quarter of 2004. In May 2003, the Company's Board of Trustees agreed to exchange 50,350 shares of the Company's stock owned by Equus at the trading price of $5.75 in satisfaction of receivables that were due from various Wilson entities.

KEMBT Loan.

KEMBT Corporation ("KEMBT"), an affiliate of ACPT's CEO and Chairman, J. Michael Wilson, holds a non-interest bearing note due from a wholly owned subsidiary of the Company, Land Development Associates S.E. ("LDA"), with an outstanding balance at December 31, 2003 of $6,005,000 ("LDA Note"). Through a series of transactions, KEMBT assigned the LDA Note to FirstBank Puerto Rico ("FirstBank") as collateral for a loan from FirstBank to KEMBT ("KEMBT FirstBank Loan"). The LDA Note was cross defaulted and cross collateralized with the collateral of other FirstBank development loans to LDA ("LDA FirstBank loans") and the maturity date of the LDA Note was tied to the maturity date of the other LDA FirstBank Loans. LDA retained the rights to a $430,000 discount on the LDA Note after the KEMBT FirstBank Loan is paid in full. In addition, FirstBank acquired the right to require LDA to repay the LDA Note up to the outstanding balance of the KEMBT FirstBank Loan from the proceeds of an additional credit facility provided by the bank.

FirstBank has not exercised its right to require LDA to prepay the bank.

Consulting Agreement.

American Rental Management Company ("American Management"), a wholly owned subsidiary of ACPT, entered into a consulting and retirement compensation agreement with IGC's founder and Chief Executive Officer, James J. Wilson, effective October 5, 1998. The consulting agreement (the "Consulting Agreement") provides for annual cash payments during the first two years of $500,000 and annual cash payments for eight years thereafter of $200,000. However, if Mr. Wilson dies or ACPT is sold during the term of the Consulting Agreement, the agreement provides for a lump sum payment equal to the lesser of $400,000 or the aggregate of annual payments then payable under the agreement. During the Consulting Agreement term, Mr. Wilson will remain available to provide consulting services requested from time to time by the Board of Trustees, including strategic planning and transaction advisory services. Pursuant to the Consulting Agreement, American Management will reimburse the reasonable costs and expenses incurred by Mr. Wilson in providing requested consulting services. At the request of Mr. Wilson, ACPT has been making payments under this Consulting Agreement to IGC. Mr. Wilson is the father of J. Michael Wilson, Chairman and Chief Executive Officer of the Company.

Litigation.

Four lawsuits have been filed in the District of Columbia Superior Court on October 7, 2003, February 3, 2004 and February 10, 2004, naming the Company and affiliates of J. Michael Wilson as defendants. The lawsuits have arisen as a result of alleged health and safety hazards at apartment properties located in Washington D.C. The Company is the managing agent for these properties. As relief, the Plantiffs in three of the lawsuits are seeking $12,200,000 in compensatory and punitive damages in addition to attorneys' fees, court costs and immediate remediation of the mold problems within each Plaintiff's apartment. In the fourth lawsuit, compensatory and punitive damages have not been quantified. Due to the inherent uncertainties of the judicial process and the early stage of these actions, we are unable to predict the outcome of or estimate a range of potential loss associated with these matters. While we intend to vigorously defend these matters, there can be no assurance that we will prevail.

EQUITY COMPENSATION PLAN INFORMATION

Information in the table below is as of December 31, 2003:
Equity Compensation Plan Information

	Number of securities to be	Weighted-average exercise	Number of securities remaining available for
	issued upon exercise of	price of outstanding options,	future issuance under equity compensation
	outstanding options, warrants	warrants and rights	plans (excluding securities reflected in column
Plan Category	and rights		(a))
	(a)	(b)	(c)

Equity compensation plans	--	$ --	--
Approved by share holders

Equity compensation plan not
Approved by shareholders - Employee Share Incentive Plan (1)	87,652	$4.19	120,348

Equity compensation plan not
Approved by shareholders - Trustee Share Incentive Plan (1)	15,355	$4.19	36,645

Total	103,007	$4.19	156,993

(1) ACPT maintains an employee share incentive plan and a trustee share incentive plan ("Plans") that have a total of 201,250 outstanding incentive rights that bear a base price of $4 as of December 31, 2003. The equivalent amounts in column (a) and (b) are calculated based on the average trading price from December 13, 2003 to January 14, 2004. These rights entitle the holder to receive, upon exercise, an amount payable in cash, shares or other property (or any combination thereof) equal to the difference between the market value of the shares and the base price. Historically, the obligations have been satisfied with cash.

SHARE PRICE PERFORMANCE GRAPH

The graph and table below compares the cumulative total shareholder return on the common stock of the Company for the last five fiscal years with the cumulative total return of the NAREIT Equity REIT Index and the Standard & Poor 500 Index over the same period (assuming the value of investment in ACPT common shares and each index was $100 on December 31, 1998, and all dividends were reinvested). Stock price performance is not necessarily indicative of future results.
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
American Community Properties Trust	100.00	45.55	59.84	89.29	78.43	116.86
NAREIT Equity REIT Index	100.00	95.38	120.53	137.32	142.57	195.51
Standard and Poor 500 Index	100.00	121.04	110.02	96.94	75.52	97.18

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each trustee and officer of the Company is required to file with the Securities and Exchange Commission, by a specified date, reports regarding his or her ownership of and transactions involving the Company's Common Shares. Based solely on review of the copies of these reports furnished to the Company during and with respect to the fiscal year ended December 31, 2003 and written representations that no other reports were required, the Company believes that during the year ended December 31, 2003, all filing requirements were complied with.

ANNUAL REPORT

The Company's audited financial statements and notes thereto, including selected financial data and management's discussion and analysis of financial condition and results of operations for the year ended December 31, 2003, are included on pages 5 through 47 of the Company's Annual Report, which is being mailed to all shareholders with this proxy statement.

Additional copies of the Annual Report are available without charge on the Company's website at www.acptrust.com or upon written request to American Community Properties Trust, 222 Smallwood Village Center, St. Charles, Maryland 20602, Attention: Director of Investor Relations.

ADVANCE NOTICE PROVISIONS

The Bylaws of the Company provide a formal procedure for bringing business before the annual meeting of shareholders. A shareholder proposing to present a matter before the annual meeting is required to deliver notice thereof in writing to the Secretary of the Company at the principal executive offices of the Company no earlier than March 11, 2005 and no later than April 10, 2005 (in the event that the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of this year's annual meeting of shareholders, the notice by the shareholder to be timely must be delivered to the Secretary of the Company not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made). The notice must contain (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner and (y) the number of each class of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.

Pursuant to Rule 14a-4 under the Exchange Act, if a shareholder notifies the Company after March 9, 2005 of an intent to present a proposal at the Company's 2005 annual meeting of shareholders (and for any reason the proposal is voted upon at that annual meeting), the Company's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

If any shareholder intends to submit a proposal for consideration at the Company's next Annual Meeting of Shareholders for 2005, such proposal must be received by the Secretary of the Company no later than December 25, 2004, in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board of Trustees in connection with that meeting. Shareholder proposals should be submitted to American Community Properties Trust, Attn: Cynthia L. Hedrick, Secretary, 222 Smallwood Village Center, St. Charles, Maryland, 20602.

Any shareholder who wishes to communicate to the entire Board of Trustees of the Company, or to any individual trustee, may send that communication in writing to the Secretary of the Company at the address provided in the paragraph above and it will be forwarded to the appropriate member (s) of the Board. All written shareholder communications to the Board of Trustees will be forwarded to the designated recipients.

OTHER MATTERS

The Board of Trustees does not know of any matters other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

EXPENSES OF SOLICITATION

The cost of proxy solicitation will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, telegraph, or mail by one or more Company employees. The Company will also reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals, the beneficial owners of the Company's shares. The Company anticipates these fees and expenses would be approximately $6,500.

/s/ Cynthia L. Hedrick

Secretary

APPENDIX A

AMERICAN COMMUNITY PROPERTIES TRUST
AUDIT COMMITTEE OF THE BOARD OF TRUSTEES
CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of trustees. The committee shall be members of, and appointed by, the board of trustees and shall comprise at least three trustees, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the stock exchange listing standards. All committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by SEC regulations.

Purpose

The audit committee shall provide assistance to the board of trustees in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company shall provide to the Committee appropriate funding as determined by the Committee for payment of compensation to the independent auditors, any advisors engaged by the Committee and ordinary administrative expenses of the Committee as is necessary or appropriate in carrying out its duties.

Meetings

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Company's independent public auditors shall attend at least one of the Committee's meetings each year. The Committee may request members of management or others to attend meetings and to provide pertinent information as necessary. The Committee shall provide management, and the independent public accountants with appropriate opportunities to meet privately with the Committee.

Duties and Responsibilities

The primary responsibility of the audit committee is to oversee the Company's financial reporting process and the audits of the financial statements on behalf of the board and report the results of their activities to the board. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

At least annually, the committee shall obtain and review a formal written report by the independent auditors describing:

  The firm's internal quality control procedures.

  Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  All relationships between the independent auditor and the Company (to assess the auditor's independence) consistent with Independence Standards Board Standard 1.

The Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that impact the objectivity and independence of the independent auditor and will take or recommend that the Board take appropriate action to oversee the independence of the independent auditor.

In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

The committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

The committee shall meet separately periodically with management, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management's response.

The committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

The committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The foregoing is to include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate,

(a) a review of major issues regarding

(i) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and

(ii) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies,

(b) a review of analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and

(c) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

The Audit Committee is to obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Audit Committee under the "Whistle-Blowing Provision" of Section 10A(b) of the Exchange Act.

The committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The Audit Committee is to report its activities regularly to the Board of Trustees in such manner and at such times as the Audit Committee and the Board of Trustees deem appropriate, but in no event less than once a year. This report is to include the Audit Committee's conclusions with respect to its evaluation of the independent auditors.

The committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

AMERICAN COMMUNITY PROPERTIES TRUST
Proxy for Meeting of ACPT Shareholders on June 9, 2004

The undersigned, a shareholder of American Community Properties Trust, (the "Company") hereby appoints Edwin L. Kelly and Cynthia L. Hedrick, and each of them individually, as Proxies to represent and vote all of the Company's Common Shares held of record by the undersigned, each with full power of substitution, at the Annual Meeting of Shareholders of the Company, to be held at the Holiday Inn, James Craik Room, 45 St. Patrick's Drive, St. Charles, Maryland, on Wednesday, June 9, 2004 at 10:00 a.m., EDT, or at any adjournment or postponement thereof, as follows on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1) BELOW, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES". THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.
  To elect two trustees of the Company for a three year term to expire at the 2007 Annual Meeting of Shareholders.

  Nominees: (a) J. Michael Wilson and (b) Thomas J. Shafer

  [ ] FOR ALL NOMINEES [ ] WITHHELD FROM ALL NOMINEES

  [ ] _______________________________________________

  For all nominees except as noted above

  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 23, 2004.

Please complete, sign, and date this proxy card and return it promptly in the enclosed postage prepaid envelope or otherwise to P.O. Box 2637, Waldorf, Maryland 20604.
_______________________________________ Name of Shareholder	______________________ Number of Shares Held
_______________________________________ Signature	______________________, 2004 Date
_______________________________________ Title or Authority, if applicable
Note:

If Shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, giving his or her title. A partnership should sign in the partnership name by an authorized person. Trustees, guardians, executors and administrators should sign in their official capacity, giving full title as such.

PLEASE COMPLETE, SIGN AND DATE THIS CARD AND RETURN IT PROMPTLY.